Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
February 4, 2020	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Fourth Quarter and Full Year Results

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended December 31, 2019. The Company reported net income of $9.56 million, or $0.61 per diluted common share, for the quarter ended December 31, 2019, which was an increase of $0.04, or 7.02%, over the same quarter of 2018. For the full year, the Company earned $38.80 million, or $2.46 per diluted share, an increase of $2.46 million over 2018.

Additionally, the Company recently declared a quarterly cash dividend to common shareholders of twenty-five cents ($0.25) per common share, an increase of four cents $(0.04) over the same quarter last year. 2020 is the 35th consecutive year of regular dividends to common shareholders.

Fourth Quarter and Full Year 2019 Highlights

At the close of business on December 31, 2019, the Company closed the acquisition of Highlands Bankshares, Inc., headquartered in Abingdon, Virginia, with total assets of $563 million. The completion of the transaction increased total consolidated assets to $2.80 billion.

●	Income Statement
o	Diluted earnings per share increased $0.04 to $0.61 compared to the same quarter of 2018, an increase of 7.02%.
o	Compared to the same quarter last year, return on average assets for the quarter increased 0.08% to 1.71% and return on average equity for the quarter increased 0.07% to 11.08%.
o	Net interest margin decreased 29 basis points to 4.47% compared to the same quarter of 2018.
o	Diluted earnings per share for the full year of $2.46 was an increase of $0.28, or 12.84% over 2018.
o	Return on average assets for 2019 increased 0.19% to 1.75% and return on average equity for the year increased 0.90% to 11.54%.
o	The Company received $2.40 million from litigation settlements during the fourth quarter. Year to date, the Company has received $7.00 million.
o	The Company incurred $940 thousand in merger expenses related to the Highlands Bankshares, Inc. acquisition in the fourth quarter.

●	Balance Sheet
o	Book value per common share increased $2.54 to $23.33, and tangible book value per common share increased $1.13 to a record $15.82, compared to December 31, 2018.
o

The Company’s capital management plan and philosophy require maintenance of a strong capital base from which to grow and serve customers. As reported in early 2018, due to a strong capital position, the Company’s current capital management plan aspires to return current earnings not needed to fund growth in core operations or other capital needs back to shareholders through regular cash dividends, stock repurchases, and special cash dividends when warranted. The Company earned approximately $38.80 million in 2019, from which it paid regular cash dividends of approximately $15.06 million. The Company also repurchased 487,400 common shares for approximately $16.36 million. Because the Company successfully leveraged capital with the Highlands acquisition, in addition to regular dividends and stock repurchases returning most current earnings to shareholders, the Board of Directors determined not to declare a special dividend related to 2019 earnings. As of December 31, 2019, the Company continues to significantly exceed regulatory “well capitalized” targets, as well as all capital targets of its capital management plan.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 58 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of December 31, 2019. First Community Bank offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed and administered $1.12 billion in combined assets as of December 31, 2019. The Company reported consolidated assets of $2.80 billion as of December 31, 2019. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Twelve Months Ended
(Amounts in thousands, except share	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
and per share data)	2019	2019	2019	2019	2018	2019	2018
Interest income
Interest and fees on loans	$21,837	$22,068	$22,721	$22,179	$23,938	$88,805	$91,671
Interest on securities	870	857	895	1,094	1,249	3,716	5,086
Interest on deposits in banks	663	680	766	338	194	2,447	1,537
Total interest income	23,370	23,605	24,382	23,611	25,381	94,968	98,294
Interest expense
Interest on deposits	1,312	1,383	1,392	1,305	1,297	5,392	5,144
Interest on borrowings	1	1	1	120	205	123	2,305
Total interest expense	1,313	1,384	1,393	1,425	1,502	5,515	7,449
Net interest income	22,057	22,221	22,989	22,186	23,879	89,453	90,845
Provision for loan losses	91	675	1,585	1,220	908	3,571	2,393
Net interest income after provision	21,966	21,546	21,404	20,966	22,971	85,882	88,452
Noninterest income	9,314	7,634	8,649	8,080	6,297	33,677	26,443
Noninterest expense	18,883	17,444	16,651	16,785	17,366	69,763	69,773
Income before income taxes	12,397	11,736	13,402	12,261	11,902	49,796	45,122
Income tax expense	2,833	2,580	2,951	2,630	2,596	10,994	8,782
Net income	$9,564	$9,156	$10,451	$9,631	$9,306	$38,802	$36,340

Earnings per common share
Basic	$0.61	$0.59	$0.67	$0.61	$0.57	$2.47	$2.19
Diluted	0.61	0.58	0.66	0.60	0.57	2.46	2.18
Cash dividends per common share
Regular	0.25	0.25	0.25	0.21	0.21	0.96	1.26
Weighted average shares outstanding
Basic	15,611,093	15,603,992	15,712,204	15,839,424	16,201,148	15,690,812	16,587,504
Diluted	15,670,047	15,664,587	15,775,320	15,920,950	16,280,404	15,756,093	16,666,385
Performance ratios
Return on average assets	1.71%	1.65%	1.89%	1.75%	1.63%	1.75%	1.56%
Return on average common equity	11.08%	10.80%	12.57%	11.77%	11.01%	11.54%	10.64%
Return on average tangible common equity(1)	15.33%	15.19%	17.57%	16.66%	15.58%	16.09%	15.09%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands, except per	2019	2019	2019	2019	2018	2019	2018
share data)
Net income	$9,564	$9,156	$10,451	$9,631	$9,306	$38,802	$36,340
Non-GAAP adjustments:
Net loss on sale of securities	-	-	43	-	-	43	618
Loss on extinguishment of debt	-	-	-	-	-	-	1,096
Goodwill impairment	-	-	-	-	-	-	1,492
Deferred tax asset revaluation	-	-	-	-	-	-	(1,669)
Merger, acquisition, and divestiture expense	940	592	-	-	-	1,532	-
Other items(1)	(2,395)	(900)	(2,025)	(1,675)	254	(6,995)	421
Total adjustments	(1,455)	(308)	(1,982)	(1,675)	254	(5,420)	1,958
Tax effect	(331)	(134)	(550)	(328)	61	(1,343)	544
Adjusted earnings, non-GAAP	$8,440	$8,982	$9,019	$8,284	$9,499	$34,725	$37,754

Adjusted diluted earnings per common share, non-GAAP	$0.54	$0.57	$0.57	$0.52	$0.58	$2.20	$2.27
Performance ratios, non-GAAP
Adjusted return on average assets	1.51%	1.62%	1.63%	1.51%	1.67%	1.57%	1.62%
Adjusted return on average common equity	9.78%	10.59%	10.84%	10.12%	11.23%	10.33%	11.05%
Adjusted return on average tangible common equity(2)	13.53%	14.90%	15.16%	14.33%	15.90%	14.40%	15.68%

(1)	Includes other non-recurring income and expense items
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended December 31,
	2019			2018
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$1,697,133	$21,876	5.11%	$1,788,570	$23,976	5.32%
Securities available for sale	116,950	1,020	3.46%	162,330	1,329	3.26%
Securities held to maturity	-	-	-	25,030	104	1.65%
Interest-bearing deposits	159,904	663	1.64%	33,736	194	2.28%
Total earning assets	1,973,987	23,559	4.73%	2,009,666	25,603	5.05%
Other assets	249,300			249,056
Total assets	$2,223,287			$2,258,722

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$462,834	$88	0.08%	$458,458	$40	0.03%
Savings deposits	507,645	234	0.18%	494,868	132	0.10%
Time deposits	393,424	989	1.00%	450,770	1,125	0.99%
Total interest-bearing deposits	1,363,903	1,311	0.38%	1,404,096	1,297	0.37%
Borrowings
Retail repurchase agreements	1,515	-	-	4,526	2	0.19%
Wholesale repurchase agreements	-	-	-	25,000	203	3.22%
Total borrowings	1,515	-	-	29,526	205	2.75%
Total interest-bearing liabilities	1,365,418	1,311	0.38%	1,433,622	1,502	0.42%
Noninterest-bearing demand deposits	482,391			461,457
Other liabilities	32,958			28,188
Total liabilities	1,880,767			1,923,267
Stockholders' equity	342,520			335,455
Total liabilities and stockholders' equity	$2,223,287			$2,258,722
Net interest income, FTE(1)		$22,248			$24,101
Net interest rate spread			4.36%			4.63%
Net interest margin, FTE(1)			4.47%			4.76%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $511 thousand and $2.13 million for the three months ended December 31, 2019 and 2018, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Twelve Months Ended December 31,
	2019			2018
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$1,722,419	$88,990	5.17%	$1,795,391	$91,819	5.11%
Securities available for sale	126,732	4,334	3.42%	176,766	5,419	3.07%
Securities held to maturity	3,045	45	1.48%	25,081	418	1.67%
Interest-bearing deposits	116,119	2,447	2.10%	81,520	1,537	1.89%
Total earning assets	1,968,315	95,816	4.87%	2,078,758	99,193	4.77%
Other assets	248,926			251,853
Total assets	$2,217,241			$2,330,611

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$453,724	$281	0.06%	$466,403	$246	0.05%
Savings deposits	503,603	823	0.16%	508,353	382	0.08%
Time deposits	418,450	4,288	1.02%	471,335	4,516	0.96%
Total interest-bearing deposits	1,375,777	5,392	0.39%	1,446,091	5,144	0.36%
Borrowings
Retail repurchase agreements	2,471	3	0.14%	4,010	5	0.12%
Wholesale repurchase agreements	3,767	119	3.17%	25,000	806	3.22%
FHLB advances and other borrowings	-	-	-	36,849	1,494	4.05%
Total borrowings	6,238	122	1.96%	65,859	2,305	3.50%
Total interest-bearing liabilities	1,382,015	5,514	0.40%	1,511,950	7,449	0.49%
Noninterest-bearing demand deposits	469,352			448,903
Other liabilities	29,736			28,239
Total liabilities	1,881,103			1,989,092
Stockholders' equity	336,138			341,519
Total liabilities and stockholders' equity	$2,217,241			$2,330,611
Net interest income, FTE(1)		$90,302			$91,744
Net interest rate spread			4.47%			4.28%
Net interest margin, FTE(1)			4.59%			4.41%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $3.23 million and $6.39 million for the years ended December 31, 2019 and 2018, respectively.

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
(Amounts in thousands)	2019	2019	2019	2019	2018	2019	2018
Noninterest income
Wealth management	$842	$952	$884	$745	$854	$3,423	$3,262
Service charges on deposits	3,702	3,785	3,699	3,408	3,850	14,594	14,733
Other service charges and fees	2,096	2,007	2,129	2,049	2,017	8,281	7,733
Insurance commissions	-	-	-	-	-	-	966
Net loss on sale of securities	-	-	(43)	-	-	(43)	(618)
Net FDIC indemnification asset amortization	(590)	(719)	(516)	(552)	(579)	(2,377)	(2,181)
Other income	2,395	900	2,025	1,675	-	6,995	-
Other operating income	869	709	471	755	155	2,804	2,548
Total noninterest income	$9,314	$7,634	$8,649	$8,080	$6,297	$33,677	$26,443
Noninterest expense
Salaries and employee benefits	$9,495	$9,334	$9,153	$9,166	$9,273	$37,148	$36,690
Occupancy expense	1,057	1,042	1,082	1,153	1,134	4,334	4,542
Furniture and equipment expense	1,179	1,183	1,062	1,033	1,004	4,457	3,980
Service fees	721	1,053	1,231	1,030	1,047	4,448	3,860
Advertising and public relations	478	795	513	524	550	2,310	2,011
Professional fees	408	375	328	414	356	1,698	1,430
Amortization of intangibles	251	251	249	246	254	997	1,039
FDIC premiums and assessments	-	-	150	168	209	318	906
Loss on extinguishment of debt	-	-	-	-	-	-	1,096
Merger, acquisition, and divestiture expense	1,532	592	-	-	-	2,124	-
Goodwill impairment	-	-	-	-	-	-	1,492
Other operating expense	3,762	2,819	2,883	3,051	3,539	11,929	12,727
Total noninterest expense	$18,883	$17,444	$16,651	$16,785	$17,366	$69,763	$69,773

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Amounts in thousands, except per share data)	2019	2019	2019	2019	2018
Assets
Cash and cash equivalents	$217,009	$182,458	$156,478	$148,546	$76,873
Debt securities available for sale	169,574	115,537	119,076	132,597	153,116
Debt securities held to maturity	-	-	-	-	25,013
Loans held for sale	263	-	-	-	-
Loans held for investment, net of unearned income
Noncovered	2,101,599	1,679,958	1,705,408	1,719,905	1,756,269
Covered	12,861	14,158	15,520	17,475	18,815
Allowance for loan losses	(18,425)	(18,493)	(18,540)	(18,243)	(18,267)
Loans held for investment, net	2,096,035	1,675,623	1,702,388	1,719,137	1,756,817
FDIC indemnification asset	2,883	3,458	4,020	4,578	5,108
Premises and equipment, net	62,824	48,521	48,262	46,636	45,785
Other real estate owned, noncovered	3,969	2,528	3,810	3,903	3,806
Other real estate owned, covered	-	-	152	152	32
Interest receivable	5,094	4,842	5,317	5,227	5,481
Goodwill	129,565	92,744	92,744	92,744	92,744
Other intangible assets	8,519	4,280	4,532	4,780	5,026
Other assets	103,112	75,056	75,248	84,035	74,573
Total assets	$2,798,847	$2,205,047	$2,212,027	$2,242,335	$2,244,374

Liabilities
Deposits
Noninterest-bearing	$838,974	$472,478	$480,573	$479,299	$459,550
Interest-bearing	1,490,938	1,364,374	1,367,465	1,399,138	1,396,200
Total deposits	2,329,912	1,836,852	1,848,038	1,878,437	1,855,750
Securities sold under agreements to repurchase	1,601	1,863	3,083	3,700	29,370
FHLB borrowings	40	-	-	-	-
Interest, taxes, and other liabilities	38,475	28,969	27,220	27,096	26,397
Total liabilities	2,370,028	1,867,684	1,878,341	1,909,233	1,911,517

Stockholders' equity
Common stock	18,377	15,580	15,633	15,818	16,007
Additional paid-in capital	192,413	108,222	109,816	115,914	122,486
Retained earnings	219,535	213,866	208,618	202,103	195,793
Accumulated other comprehensive loss	(1,506)	(305)	(381)	(733)	(1,429)
Total stockholders' equity	428,819	337,363	333,686	333,102	332,857
Total liabilities and stockholders' equity	$2,798,847	$2,205,047	$2,212,027	$2,242,335	$2,244,374

Shares outstanding at period-end	18,376,991	15,579,740	15,633,388	15,818,368	16,007,263
Book value per common share	$23.33	$21.65	$21.34	$21.06	$20.79
Tangible book value per common share(1)	15.82	15.43	15.12	14.89	14.69

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Amounts in thousands)	2019	2019	2019	2019	2018
Allowance for Loan Losses
Beginning balance	$18,493	$18,540	$18,243	$18,267	$18,256
Provision for loan losses charged to operations	91	675	1,585	1,220	908
Charge-offs	(1,353)	(964)	(2,114)	(1,622)	(1,282)
Recoveries	1,194	242	826	378	385
Net charge-offs	(159)	(722)	(1,288)	(1,244)	(897)
Ending balance	$18,425	$18,493	$18,540	$18,243	$18,267

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$16,113	$16,701	$16,368	$18,544	$19,583
Accruing loans past due 90 days or more	144	107	37	156	58
Troubled debt restructurings ("TDRs")(1)	720	668	821	835	161
Total non-covered nonperforming loans	16,977	17,476	17,226	19,535	19,802
OREO	3,969	2,528	3,810	3,903	3,806
Total non-covered nonperforming assets	$20,946	$20,004	$21,036	$23,438	$23,608

Covered nonperforming assets
Nonaccrual loans	$244	$243	$203	$237	$322
Total covered nonperforming loans	244	243	203	237	322
OREO	-	-	152	152	32
Total covered nonperforming assets	$244	$243	$355	$389	$354

Additional Information
Performing TDRs(2)	$5,855	$5,635	$5,676	$5,654	$6,266
Total Accruing TDRs(3)	6,575	6,303	6,497	6,489	6,427

Non-covered ratios
Nonperforming loans to total loans	0.81%	1.04%	1.01%	1.14%	1.13%
Nonperforming assets to total assets	0.75%	0.91%	0.96%	1.05%	1.06%
Non-PCI allowance to nonperforming loans	108.53%	105.82%	107.63%	93.39%	92.25%
Non-PCI allowance to total loans	0.88%	1.10%	1.09%	1.06%	1.04%
Annualized net charge-offs to average loans	0.04%	0.17%	0.30%	0.29%	0.20%

Total ratios
Nonperforming loans to total loans	0.81%	1.05%	1.01%	1.14%	1.13%
Nonperforming assets to total assets	0.76%	0.92%	0.97%	1.06%	1.07%
Allowance for loan losses to nonperforming loans	106.99%	104.37%	106.37%	92.27%	90.77%
Allowance for loan losses to total loans	0.87%	1.09%	1.08%	1.05%	1.03%
Annualized net charge-offs to average loans	0.04%	0.17%	0.30%	0.29%	0.20%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs